                                                                   EXHIBIT 99(d)

           COMMON SHARES                                                                        Shares
           OF BENEFICIAL INTEREST
Number     PAR VALUE $.001

           ORGANIZED UNDER THE LAWS
           OF THE STATE OF DELAWARE

           The Shares represented by this certificate may not be owned or transferred,          THIS CERTIFICATE
           directly or indirectly, by or to (I) the United States, or any state or              IS TRANSFERABLE IN
           political subdivision thereof, any foreign government, any international             BOSTON OR IN NEW YORK CITY
           organization, or any agency or instrumentality of any of the foregoing, (II)
           any organization (other than a farmer's cooperative described in Section 521 of      CUSIP
           the Internal Revenue Code of 1988, as amended (the "Code")) that is exempt           SEE REVERSE FOR CERTAIN DEFINITIONS
           from the tax imposed by 28 U.S.C. Sections 1-1399 and not subject to the tax imposed by 28 U.S.C. Section 511; or (III) any rural electric or telephone cooperative described in Section 1381(A)(2)(C) of the Code.

                      BLACKROCK PREFERRED OPPORTUNITY TRUST

     THIS CERTIFIES THAT


     IS THE OWNER OF

           FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

     BlackRock Preferred Opportunity Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           Witness the facsimile signatures of the duly authorized officers of the Trust.

     DATED:

     COUNTERSIGNED AND REGISTERED:
       EQUISERVE TRUST COMPANY N.A.
                    (BOSTON)
BY         TRANSFER AGENT AND REGISTRAR


           AUTHORIZED SIGNATURE         SECRETARY                PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -   as tenants in common           UNIF GIFT MIN ACT--..........Custodian................
     TEN ENT  -   as tenants by the entireties                        (Cust)               (Minor)
     JT TEN   -   as joint tenants with rightof                                     Act................
                  survivorship and not as

     Additional abbreviations may also be used though not in the above list.

For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

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                                Common Shares of Beneficial Interest represented
by the within Certificate and do hereby irrevocably constitute and appoint

                                Attorney to transfer the said shares on the
books of the within-named Trust, with full power of substitution in the premises.

Dated__________

                       X________________________________________________________


                       X________________________________________________________
                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

                                        2